SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                       ___________________


  Date of Report (Date of earliest event reported) December 20, 2002

                         DIASENSE, INC.
     (Exact name of registrant as specified in its charter)


   Pennsylvania                  0-26504                   25-1605848
(State of other jurisdiction (Commission File Number)     (IRS Employer
    of incorporation                                    Identification No.)


    2275 Swallow Hill Road, Bldg. 2500; Pittsburgh, PA 15220
    (Address of principal executive offices)          (Zip Code)


                         (412) 279-9740
       Registrant's telephone number, including area code

    ______________________________________________________________
    (Former name or former address, if changes since last report.)


Item 1.   Change in Control of Registrant
          Not applicable.

Item 2.   Acquisition or Disposition f Assets
          Not applicable.

Item 3.   Bankruptcy or Receivership
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.

          Stan Cottrell and Pascal M. Nardelli accepted the positions as members of the Company's Board of Directors.

Item 6.   Resignation of Registrant's Directors

          On December 20, 2002. Paul Stagg resigned from the Company's Board of Directors.

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

          (a) Financial Statements and Businesses Acquired
              Not Applicable.

          (b) Pro Forma Financial Information - Not Applicable.

          (c) Exhibits - Resignation Letter of Paul Stagg.

                           SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             DIASENSE, INC.


                                             By:  /s/ Stan Cottrell
                                                  Stan Cottrell, CEO

DATED: December 20, 2002



                            PAUL STAGG
                    119 Tehefunete Pare Drive
                     Madisonville, LA  70447




December 20, 2002



Diasense, Inc.
2275 Swallow Hill Road, Building 2500
Pittsburgh, PA  15220

Ladies and Gentlemen:

This letter shall serve as my resignation from the board of Directors of Diasense, Inc.


Sincerely,

/s/ Paul W. Stagg
    Paul W. Stagg